WORLDWIDE
DOLLARVEST
FUND, INC.






FUND LOGO






Annual Report

November 30, 1995



Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Joseph T. Monagle, Senior Vice President
Donald C. Burke, Vice President
Vincent T. Lathbury III, Vice President
Paolo H. Valle, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol
WDV



The Fund is leveraged to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report, including the financial information herein, is transmitted to the shareholders of Worldwide DollarVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.




Worldwide DollarVest
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011








WORLDWIDE DOLLARVEST FUND, INC.


The Benefits and
Risks of
Leveraging

The Fund is authorized to utilize leverage in an amount up to 33 1/3% of the Fund's total assets (including the amount obtained from the leverage).

The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock net asset value will reflect the full decline in the entire portfolio holdings therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.





DEAR SHAREHOLDER

Investment Results
For the year ended November 30, 1995, total investment return of Worldwide DollarVest Fund, Inc. was +15.35%, based on a change in per share net asset value from $11.90 to $12.22, and assuming reinvestment of $1.251 per share income dividends. During the same period, the Fund earned $1.259 per share income dividends, representing a net annualized yield of 10.30%, based on a month-end per share net asset value of $12.22.

For the six-month period ended November 30, 1995, total investment return of Worldwide DollarVest Fund, Inc. was +13.31%, based on a change in per share net asset value from $11.43 to $12.22, and assuming reinvestment of $0.660 per share income dividends.

During the fourth quarter of 1995, the positive interest rate environment and strong US dollar provided a strong support to emerging markets debt. In December, the expectations of further lower interest rates and the possibility of a balanced budget agreement in the United States, along with improving credit fundamentals of major Latin American countries, attracted investors to emerging markets in search of higher yields. During the six months ended November 30, 1995, we remained overweighted in the Latin America region. This area has underperformed, and we believe it could outperform the emerging markets index in the coming months. As of November 30, 1995, Brazil, Argentina and Mexico were the Fund's largest investment allocations. We also increased the Fund's leverage to 22.7% of net assets by November 30, 1995.

Investment Environment
Mexico
In November, in an attempt to revive Mexico's ailing economy, Mexican authorities eased money supply, which drew a massive speculative attack on the peso. The peso weakened by 15%, prompting authorities to increase interest rates and intervene in the currency markets to stabilize the peso. While the peso was the dominant issue in November, there were several positive developments in Mexico.

Mexico continues to post healthy trade surpluses. Exports in 1996 are expected to reach $100 billion, up from approximately $80 billion in 1995. Recent economic data, such as employment and industrial production statistics, indicate that the economy has begun to show signs of growth. Mexico continues to have good access to global capital markets as evidenced by the recent Cetes-linked Eurobond issue. This issue was increased from $500 million to $1.5 billion to satisfy investor demand. In total, Mexico was able to raise approximately $5.5 billion in 1995 in the capital markets. The Zedillo administration is trying to deepen economic and political reforms and is doing a good job of executing its economic strategy, in our opinion. While we will continue to monitor the banking system and the corporate sector, we believe that Mexico will experience accelerating economic growth in 1996.

Argentina
In Argentina, fears of a rift between President Menem and Finance Minister Cavallo have subsided. Confidence is on the rise among Argentines and is evidenced by positive price action in the local bond and equity markets. Economic data released in November indicate that the economy is starting to turn up. Industrial and auto production are showing growth. Unemployment in Argentina is dropping, and there is talk of credit growth. The tax amnesty program, which was expected to generate $1 billion in potential revenues, produced $4 billion and generated 276,000 new taxpayers. Argentina has continued to tap global capital markets, successfully raising $2.5 billion during the past four months. Foreign exchange reserves grew to $18.5 billion by year-end 1995, the highest level since the Mexican peso crisis. Both reserves and bank deposits, which are leading indicators of domestic confidence, are higher than levels prior to the Mexican peso crisis.

Brazil
In Brazil, persistently high real interest rates have helped control inflation and build international reserves by attracting foreign investors. International reserves are approaching $50 billion. The cost of maintaining these high real interest rates and the sterilization of foreign exchange inflows has resulted in a build up of internal debt. Management of the fiscal deficit, which deteriorated during 1995, will be of critical importance in 1996. Progress toward fiscal reform is essential for the continued success of Brazil's economic stabilization plan. While a slowdown in the economy and high real interest rates affected the credit quality of banks' loan portfolios, the distress experienced by Banco Nacional and Banco Economic were the result of inadequate capitalization and mismanagement. The reform process is moving slowly but steadily toward ratification. The Cardoso administration has won ratification on every reform vote thus far and seems to be handling the situation satisfactorily. The focus now will be on pushing the fiscal stabilization fund, privatizations and other tax-related reforms early next year.

Investment Outlook
In the next three months we expect US economic and monetary policy to be supportive of the US bond market, the Federal Reserve Board to permit further gradual easing of monetary policy, and the US dollar to remain strong and possibly continue to strengthen. In addition, we expect politicians in the United States to reach an agreement to balance the budget; however, the ultimate impact of the agreement on federal deficit reduction is yet to be analyzed. In Europe, the economies are expected to continue slowing down and inflationary pressures to remain very subdued.

While the global environment for bonds looks positive, it seems that the US bond market has already discounted a more aggressive easing by the Federal Reserve Board than may actually occur. Therefore, lower yields will be much harder to reach in the absence of a severe slowdown in the economy and with inflation dropping to 2% annually. Consequently, during the next three months the risk is that investors may be reassessing the US interest rate outlook.

In our view, the US bond market outlook is positive, but fairly valued. We think that this is an ideal environment for emerging markets and that investors will continue to be attracted to emerging markets debt in search of higher yields if the perception of improving credit fundamentals continues.

In Conclusion
We thank you for your investment in Worldwide DollarVest Fund, Inc., and we look forward to updating our outlook and strategy with you in our next semi-annual report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Paolo Valle)
Paolo Valle
Vice President and Portfolio Manager



January 16, 1996






PROXY RESULTS

During the six-month period ended November 30, 1995, Worldwide DollarVest Fund, Inc. shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 23, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                        Shares Voted        Shares Voted
                                                                                            For          Without Authority
1. To elect the Fund's Board of Directors:          Donald Cecil                          6,088,780           231,507
                                                    Edward H. Meyer                       6,088,700           231,587
                                                    Charles C. Reilly                     6,091,898           228,389
                                                    Richard R. West                       6,093,704           226,583
                                                    Arthur Zeikel                         6,090,598           229,689
                                                    Edward D. Zinbarg                     6,093,704           226,583

                                                                                    Shares Voted      Shares Voted   Shares Voted
                                                                                        For             Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the independent auditors of
   the Fund to serve for the current fiscal year.                                     6,075,669          74,507        170,111

SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                                                                                 Interest    Maturity     Value    Percent of
COUNTRY      Industry           Face Amount               Eurobonds                Rate        Date     (Note 1a)  Net Assets
Argentina    Banking           $  2,000,000    Banco de Galicia y Buenos Aires
                                               S.A.--Yankee                        9.00  %  11/01/2003   $ 1,650,000    2.1%
                                  4,000,000    Banco del Rio de la Plata
                                               S.A.--Yankee                        8.75     12/15/2003     3,340,000    4.3
                                                                                                         -----------  ------
                                                                                                           4,990,000    6.4

             Communications       1,000,000    Telecom Argentina STET--France
                                               Telecom S.A.                       12.00     11/15/2002     1,031,250    1.3

                                               Total Eurobonds in Argentina
                                               (Cost--$6,691,245)                                          6,021,250    7.7


Brazil       Industrial           1,000,000    Celulose Nipo-Brasileira S.A.
                                               (CENIBRA)                           9.375    12/21/2003       963,750    1.2
                                  1,000,000  ++Companhia Brasileira de
                                               Petroleo Ipiranga                   8.625     2/25/2002       961,250    1.2
                                  1,000,000    Klabin Fabricadora Papel           10.00     12/20/2001       946,250    1.2

                                               Total Eurobonds in Brazil
                                               (Cost--$3,000,417)                                          2,871,250    3.6


Mexico       Banking              5,750,000    Banco Nacional de Comercio
                                               Exterior                            7.25      2/02/2004     4,290,938    5.5

             Finance              1,500,000    Nacional Financiera S.A             9.375     7/15/2002     1,260,000    1.6

             Home Builders        3,000,000    Tolmex, S.A. de C.V.                8.375    11/01/2003     2,310,000    3.0

             Industrial           1,500,000    Corporacion Industrial San Luis     9.125    11/16/1998     1,350,000    1.7

             Steel                1,000,000    Grupo Simec, S.A. de C.V.,
                                               guaranteed by Grupo Sidek, S.A.     8.875    12/15/1998       561,250    0.7

             Tourism              1,000,000    Grupo Situr, S.A. de C.V.,
                                               guaranteed by Grupo Sidek, S.A.     8.75      9/14/1998       540,000    0.7

                                               Total Eurobonds in Mexico (Cost--
                                               $11,947,500)                                               10,312,188   13.2


Venezuela    Oil                  2,000,000    Bariven, S.A.                      10.625     3/17/2002     1,855,000    2.4

                                               Total Eurobonds in Venezuela
                                               (Cost--$1,620,000)                                          1,855,000    2.4


                                               Total Investments in Eurobonds
                                               (Cost--$23,259,162)                                        21,059,688   26.9


                                                       Brady Bonds***

Argentina    Sovereign           12,000,000    Republic of Argentina, Floating
             Government                        Rate Bond*                          6.812     3/31/2005     7,785,000   10.0
             Obligations         10,500,000    Republic of Argentina, Par 'L'      5.00      3/31/2023     5,473,125    7.0

                                               Total Brady Bonds in Argentina
                                               (Cost--$12,621,828)                                        13,258,125   17.0


Brazil       Sovereign           17,509,932    Republic of Brazil, 'C' Bond*       8.00      4/15/2014     9,280,264   11.9
             Government           7,500,000    Republic of Brazil, DCB Bond        6.875     4/15/2012     4,025,625    5.2
             Obligations          5,000,000    Republic of Brazil, EI Bonds*       6.812     4/15/2006     3,300,000    4.2
                                  1,000,000    Republic of Brazil, Exit Bonds      6.00      9/15/2013       527,500    0.7
                                    475,000    Republic of Brazil, IDU             6.687     1/01/2001       403,156    0.5
                                  7,500,000    Republic of Brazil, New Money
                                               Bond                                6.875     4/15/2009     4,425,000    5.7

                                               Total Brady Bonds in Brazil
                                               (Cost--$22,061,972)                                        21,961,545   28.2


Bulgaria     Sovereign            5,000,000    Bulgaria IAB                        6.75      7/28/2011     2,225,000    2.8
             Government
             Obligations

                                               Total Brady Bonds in Bulgaria
                                               (Cost--$2,181,250)                                          2,225,000    2.8


Costa Rica   Banking              1,000,000    Banco Central Costa Rica            6.25      5/21/2015       495,000    0.6

                                               Total Brady Bonds in
                                               Costa Rica (Cost--$661,250)                                   495,000    0.6

Ecuador      Sovereign            8,000,000    Republic of Ecuador--Discount       6.812     2/28/2025     3,920,000    5.0
             Government
             Obligations

                                               Total Brady Bonds in Ecuador
                                               (Cost--$3,951,262)                                          3,920,000    5.0


Mexico       Sovereign            9,000,000    United Mexican States, Par 'A'      6.25     12/31/2019     5,523,750    7.1
             Government          18,000,000    United Mexican States, Par 'B'*     6.25     12/31/2019    11,047,500   14.1
             Obligations         27,000,000 +++United Mexican States (Rights)       --              --             0    0.0

                                               Total Brady Bonds in Mexico
                                               (Cost--$15,637,146)                                        16,571,250   21.2


Poland       Sovereign            5,000,000    Republic of Poland--Global*         6.875    10/27/2024     3,806,250    4.9
             Government
             Obligations

                                               Total Brady Bonds in Poland
                                               (Cost--$3,462,500)                                          3,806,250    4.9



SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
                                                                                  Interest   Maturity     Value    Percent of
COUNTRY      Industry           Face Amount           Brady Bonds***                Rate       Date     (Note 1a)  Net Assets
Venezuela    Sovereign         $  3,000,000    Republic of Venezuela               6.812%   12/18/2007  $  1,380,000    1.8%
             Government
             Obligations

                                               Total Brady Bonds in Venezuela
                                               (Cost--$1,415,625)                                          1,380,000    1.8

                                               Total Investments in Brady Bonds
                                               (Cost--$61,992,833)                                        63,617,170   81.5


                                                      Loan Agreements

Morocco      Sovereign            5,000,000    Morocco Consolidated Agreement      6.593     1/01/2009     3,168,750    4.1
             Government
             Obligations

                                               Total Loan Agreements in Morocco
                                               (Cost--$3,708,750)                                          3,168,750    4.1


Panama       Sovereign            1,000,000    Republic of Panama                 10.00      3/09/2024       657,500    0.8
             Government
             Obligations

                                               Total Loan Agreements in Panama
                                               (Cost--$665,000)                                              657,500    0.8


                                               Total Investments in Loan
                                               Agreements (Cost--$4,373,750)                               3,826,250    4.9


                                                   Short-Term Investments

Mexico       Certificates         3,000,000    Banca Promex                       13.50      2/13/1996     2,929,800    3.7
             of Deposit

                                               Total Certificates of Deposit
                                               in Mexico (Cost--$2,919,497)                                2,929,800    3.7


United       Commercial             638,000    General Electric Capital Corp.      5.90     12/01/1995       638,000    0.8
States       Paper**

                                               Total Commercial Paper in the
                                               United States (Cost--$638,000)                                638,000    0.8


                                               Total Short-Term Investments
                                               (Cost--$3,557,497)                                          3,567,800    4.5


             Total Investments (Cost--$93,183,242)                                                        92,070,908  117.8

             Liabilities in Excess of Other Assets                                                       (13,931,920) (17.8)
                                                                                                         -----------  ------
             Net Assets                                                                                  $78,138,988  100.0%
                                                                                                         ===========  ======

            *Security represents collateral in connection with reverse repurchase agreements (Note 5).
           **Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the
             Fund.
          ***Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. They are created when creditors tender eligible debt in exchange for new bonds.
          +++Non-income producing security.
           ++Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $961,000, representing 1.2% of net assets.
                                                  Acquisition                       Value
             Issue                                    Date            Cost        (Note 1a)
             Companhia Brasileira de Petroleo
             Ipiranga, 8.625% due 2/25/2002        2/15/1994     $   999,167    $   961,250

             Total                                               $   999,167    $   961,250
                                                                 ===========    ===========

             See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 1995
Assets:             Investments, at value (identified cost--$93,183,242) (Note 1a)                          $ 92,070,908
                    Cash                                                                                         258,328
                    Receivables:
                      Securities sold                                                      $  9,657,163
                      Interest                                                                1,951,578       11,608,741
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      15,624
                    Prepaid expenses and other assets                                                              2,057
                                                                                                            ------------
                    Total assets                                                                             103,955,658
                                                                                                            ------------


Liabilities:        Payables:
                      Reverse repurchase agreements (Note 5)                                 25,456,379
                      Dividends to shareholders (Note 1f)                                       216,458
                      Investment adviser (Note 2)                                                44,837       25,717,674
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        98,996
                                                                                                            ------------
                    Total liabilities                                                                         25,816,670
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 78,138,988
                                                                                                            ============


Net Assets          Common Stock, $.10 par value, 200,000,000 shares issued
Consist of:         and outstanding                                                                         $    639,296
                    Paid-in capital in excess of par                                                          89,557,739
                    Undistributed investment income--net                                                       1,304,585
                    Accumulated realized capital losses on investments--net (Note 6)                         (12,250,298)
                    Unrealized depreciation on investments--net                                               (1,112,334)
                                                                                                            ------------
                    Total--Equivalent to $12.22 per share based on 6,392,962 shares of
                    capital stock outstanding (market price--$11.25)                                        $ 78,138,988
                                                                                                            ============



                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Year Ended November 30, 1995
Investment Income   Interest and amortization of premium and discount earned                                $ 10,008,024
(Note 1d):


Expenses:           Interest expense                                                       $    696,537
                    Investment advisory fees (Note 2)                                           487,803
                    Accounting services (Note 2)                                                108,043
                    Printing and shareholder reports                                             56,144
                    Professional fees                                                            36,450
                    Directors' fees and expenses                                                 28,465
                    Custodian fees                                                               28,403
                    Transfer agent fees                                                          17,542
                    Listing fees                                                                 16,729
                    Amortization of organization expenses (Note 1e)                               7,588
                    Pricing services                                                                973
                    Other                                                                         4,297
                                                                                           ------------
                    Total expenses                                                                             1,488,974
                                                                                                            ------------
                    Investment income--net                                                                     8,519,050
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (6,272,891)
Unrealized Gain     Change in unrealized depreciation on investments--net                                      7,836,860
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 10,083,019
--Net (Notes 1b,                                                                                            ============
1d & 3):


                    See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                               For the
                                                                                                               Period
                                                                                             For the         February 4,
                                                                                            Year Ended        1994++ to
                    Increase (Decrease) in Net Assets:                                    Nov. 30, 1995     Nov. 30, 1994
Operations:         Investment income--net                                                 $  8,519,050     $  6,165,861
                    Realized loss on investments--net                                        (6,272,891)      (5,901,371)
                    Change in unrealized depreciation on investments--net                     7,836,860       (8,949,194)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                               10,083,019       (8,684,704)
                                                                                           ------------     ------------


Dividends to        Investment income--net                                                   (7,996,343)      (5,460,019)
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends
                    to shareholders                                                          (7,996,343)      (5,460,019)
                                                                                           ------------     ------------



Capital Stock       Net proceeds from issuance of Common Stock                                       --       89,774,995
Transactions        Offering costs resulting from the issuance of Common Stock                       --         (348,639)
(Notes 1e & 4):     Value of shares issued to Common Stock shareholders in
                    reinvestment of dividends and distributions                                      --          670,674
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                     --       90,097,030
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              2,086,676       75,952,307
                    Beginning of period                                                      76,052,312          100,005
                                                                                           ------------     ------------
                    End of period*                                                         $ 78,138,988     $ 76,052,312
                                                                                           ------------     ------------

                   *Undistributed investment income--net (Note 1g)                         $  1,304,585     $    705,842
                                                                                           ============     ============

                  ++Commencement of Operations.


                    See Notes to Financial Statements.


STATEMENT OF CASH FLOWS
                    For the Year Ended November 30, 1995
Cash Provided by    Net increase in net assets resulting from operations                                    $ 10,083,019
Operating           Adjustments to reconcile net increase (decrease) in net assets
Activities:         resulting from operations to net cash provided by operating activities:
                      Decrease in receivables                                                                    757,260
                      Decrease in other assets                                                                     7,597
                      Increase in other liabilities                                                                  435
                      Realized and unrealized gain on investments--net                                        (1,563,969)
                      Amortization of premium and discount                                                    (1,170,473)
                                                                                                            ------------
                    Net cash provided by operating activities                                                  8,113,869
                                                                                                            ------------


Cash Used for       Proceeds from sales of long-term investments                                             134,408,052
Investing           Purchases of long-term investments                                                      (150,261,072)
Activities:         Purchases of short-term investments                                                     (334,526,933)
                    Proceeds from sales and maturities of short-term investments                             333,858,004
                                                                                                            ------------
                    Net cash used for investing activities                                                   (16,521,949)
                                                                                                            ------------


Cash Provided by    Cash receipts from borrowings                                                             91,057,665
Financing           Cash payments on borrowings                                                              (74,362,051)
Activities:         Dividends paid to shareholders                                                            (8,029,476)
                                                                                                            ------------
                    Net cash provided by financing activities                                                  8,666,138
                                                                                                            ------------

Cash:               Net increase in cash                                                                         258,058
                    Cash at beginning of year                                                                        270
                                                                                                            ------------
                    Cash at end of year                                                                     $    258,328
                                                                                                            ============


Cash Flow           Cash paid for interest                                                                  $    735,167
Information:                                                                                                ============


                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                                              For the
                    The following per share data and ratios have been derived                                 Period
                    from information provided in the financial statements.                   For the        February 4,
                                                                                            Year Ended       1994++ to
                    Increase (Decrease) in Net Asset Value:                               Nov. 30, 1995    Nov. 30, 1994
Per Share           Net asset value, beginning of period                                   $      11.90     $      14.18
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                         1.33              .97
                    Realized and unrealized gain (loss) on investments--net                         .24            (2.39)
                                                                                           ------------     ------------
                    Total from investment operations                                               1.57            (1.42)
                                                                                           ------------     ------------
                    Less dividends from investment income--net                                    (1.25)            (.86)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      12.22     $      11.90
                                                                                           ============     ============
                    Market price per share, end of period                                  $      11.25     $      11.00
                                                                                           ============     ============


Total Investment    Based on market price per share                                              14.88%          (21.13%)+++
Return:**                                                                                  ============     ============
                    Based on net asset value per share                                           15.35%           (9.71%)+++
                                                                                           ============     ============

Ratios to           Expenses, net of reimbursement and excluding interest expense                  .97%             .18%*
Average                                                                                    ============     ============
Net Assets:         Expenses, net of reimbursement                                                1.83%             .59%*
                                                                                           ============     ============
                    Expenses                                                                      1.83%            1.26%*
                                                                                           ============     ============
                    Investment income--net                                                       10.48%            8.84%*
                                                                                           ============     ============


Supplemental        Net assets, end of period (in thousands)                               $     78,139     $     76,052
Data:                                                                                      ============     ============
                    Portfolio turnover                                                          183.01%           68.31%
                                                                                           ============     ============


                  ++Commencement of Operations.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.


                    See Notes to Financial Statements.





NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Worldwide DollarVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its common stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol WDV.

(a) Valuation of investments--Portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank or dealer quotation. Positions in options or futures contracts are valued at the last sale price on the market where any such option or future contract is principally traded, or in the case of options traded in the over-the-counter market, the last bid price (or average of the last bid prices) from one or more dealers. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless the method no longer produces fair valuations. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and offering costs--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Direct expenses relating to the public offering of the capital stock were charged to capital at the time of issuance.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $76,036 have been reclassified from accumulated net realized capital losses to undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

During the year ended November 30, 1995, Merrill Lynch Security
Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner and Smith Inc. ("MLPF&S"), provided security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1995 were $146,034,822 and $140,407,528, respectively.

Net realized and unrealized gains (losses) as of November 30, 1995 were as follows:


                                   Realized     Unrealized
                                    Gains         Gains
                                   (Losses)      (Losses)

Long-term investments            $ (6,479,994)  $ (1,122,637)
Short-term investments                      9         10,303
Options written                       230,082             --
Options purchased                     (22,988)            --
                                 ------------   ------------
Total                            $ (6,272,891)  $ (1,112,334)
                                 ============   ============

Transactions in call options written for the year ended November 30, 1995 were as follows:


                                      Par         Premiums
Call Options Written                 Value        Received

Outstanding call options written
at beginning of year             $ 10,000,000   $    108,000
Options written                     9,089,586         87,582
Options expired                   (19,089,586)      (195,582)
                                 ------------   ------------
Outstanding call options
written at end of year           $         --   $         --
                                 ============   ============


Transactions in put options written for the year ended November 30, 1995 were as follows:


                                       Par         Premiums
Put Options Written                   Value        Received

Outstanding put options written
at beginning of year             $  5,000,000   $     67,500
Options written                     2,000,000         48,000
Options exercised                  (4,000,000)       (81,000)
Options expired                    (3,000,000)       (34,500)
                                 ------------   ------------
Outstanding put options
written at end of year           $         --   $         --
                                 ============   ============


As of November 30, 1995, net unrealized depreciation for Federal income tax purposes aggregated $2,849,305, of which $2,880,680 related to appreciated securities and $5,729,985 related to depreciated securities. At November 30, 1995, the aggregate cost of investments for Federal income tax purposes was $94,920,213.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share. For the year ended November 30, 1995, shares issued and outstanding remained constant at 6,392,962. At November 30, 1995, total paid-in capital amounted to $90,197,035.

NOTES TO FINANCIAL STATEMENTS (concluded)


5. Reverse Repurchase Agreements:
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, a segregated account will be established with the custodian containing cash, cash equivalents or liquid high-grade debt securities having a value at least equal to the repurchase price.

As of November 30, 1995, the Fund had entered into reverse repurchase agreements in the amount of $25,456,379. For the year ended November 30, 1995, the maximum amount entered into was $35,522,062, the average outstanding was $10,829,322 and the daily weighted average interest rate was 6.23%.

6. Capital Loss Carryforward:
At November 30, 1995, the Fund had a capital loss carryforward of approximately $10,590,000, of which $4,614,000 expires in 2002 and $5,976,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Events:
On December 1, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.118600 payable on December 18, 1995 to shareholders of record as of December 11, 1995. In addition, on December 19, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.213150 payable on January 12, 1996 to shareholders of record as of December 29, 1995.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Worldwide DollarVest Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Worldwide DollarVest Fund, Inc. as of November 30, 1995, the related statements of operations for the year then ended, changes in net assets for the year then ended and the period February 4, 1994 (commencement of operations) to November 30, 1994, and cash flows for the year then ended, and the financial highlights for the year then ended and the period February 4, 1994 (commencement of operations) to November 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Worldwide DollarVest Fund, Inc. as of November 30, 1995, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
January 19, 1996
</AUDIT-REPORT>



PER SHARE INFORMATION (unaudited)

Per Share
Selected Quarterly
Financial Data*
                                                                       Net                Unrealized  Dividends /Distributions
                                                                    Investment  Realized    Gains     Net Investment  Capital
For the Period                                                        Income     Losses    (Losses)       Income       Gains
February 4, 1994++ to May 31, 1994                                     $.33      $(.20)     $(1.60)        $.23         --
June 1, 1994 to August 31, 1994                                         .32       (.45)        .31          .31         --
September 1, 1994 to November 30, 1994                                  .32       (.27)       (.18)         .32         --
December 1, 1994 to February 28, 1995                                   .28       (.35)      (1.72)         .30         --
March 1, 1995 to May 31, 1995                                           .32       (.54)       2.14          .29         --
June 1, 1995 to August 31, 1995                                         .38       (.05)        .36          .34         --
September 1, 1995 to November 30, 1995                                  .35       (.04)        .44          .32         --

                                                                Net Asset Value              Market Price**
For the Quarter                                                 High        Low           High           Low         Volume***
February 4, 1994++ to May 31, 1994                            $14.12       $11.78        $15.00         $11.125      1,240
June 1, 1994 to August 31, 1994                                12.61        11.53         12.50          10.50         747
September 1, 1994 to November 30, 1994                         12.43        11.63         12.00          10.00         721
December 1, 1994 to February 28, 1995                          11.95         9.49         11.375          8.75       1,132
March 1, 1995 to May 31, 1995                                  11.72         8.36         11.00           7.875      1,281
June 1, 1995 to August 31, 1995                                11.97        10.03         11.625         10.25         542
September 1, 1995 to November 30, 1995                         12.24        11.29         11.75          10.625        645

 ++Commencement of Operations.
  *Calculations are based upon shares of Common Stock outstanding at the end of each period.
 **As reported in the consolidated transaction reporting system.
***In thousands.